JPMorgan Funds - JPMorgan Insurance Trust
Rule 10f-3 Transactions
For the period from July 1, 2011 to December 31, 2011

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Rule 10f-3 Procedures of the Funds:

Fund JPMorgan Insurance Trust Intrepid Growth Portfolio
Trade Date 7/14/2011
Issuer Capital One Financial Corporation (COF) Secondary
Cusip 14040H10
Shares 2,100
Offering Price $50.00
Spread $1.50
Cost $105,000
Dealer Executing Trade Barclays Bank PLC
% of Offering  purchased by firm 1.11%
Syndicate Members Barclays Capital, Morgan Stanley, BofA Merrill Lynch, J.P. Morgan, Keefe Bruyette & Woods
Fund JPMorgan Insurance Trust Mid Cap Growth Fund
Trade Date 7/27/2011
Issuer Dunkin' Brands Group, Inc. (DNKN) IPO
Cusip 26550410
Shares 2,600
Offering Price $19.00
Spread $1.24
Cost $49,400
Dealer Executing Trade Barclays Bank PLC
% of Offering  purchased by firm 1.77%
Syndicate Members J.P. Morgan, Barclays Capital, Morgan Stanley, BofA Merrill Lynch, Goldman, Sachs & Co., Baird, William Blair & Company, Raymond James, Stifel Nicolaus Weisel, Wells Fargo Securities, Moelis & Company, SMBC Nikko, Ramirez & Co., Inc., The Williams Capital Group, L.P.
Fund JPMorgan Insurance Trust Mid Cap Value Portfolio
Trade Date 7/27/2011
Issuer Dunkin' Brands Group, Inc. (DNKN) IPO
Cusip 26550410
Shares 4,200
Offering Price $19.00
Spread $1.24
Cost $79,800
Dealer Executing Trade Barclays Bank PLC
% of Offering  purchased by firm 1.77%
Syndicate Members J.P. Morgan, Barclays Capital, Morgan Stanley, BofA Merrill Lynch, Goldman, Sachs & Co., Baird, William Blair & Company, Raymond James, Stifel Nicolaus Weisel, Wells Fargo Securities, Moelis & Company, SMBC Nikko, Ramirez & Co., Inc., The Williams Capital Group, L.P.
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 7/27/2011
Issuer Dunkin' Brands Group, Inc. (DNKN) IPO
Cusip 26550410
Shares 1,700
Offering Price $19.00
Spread $1.24
Cost $32,300
Dealer Executing Trade Barclays Bank PLC
% of Offering  purchased by firm 1.77%
Syndicate Members J.P. Morgan, Barclays Capital, Morgan Stanley, BofA Merrill Lynch, Goldman, Sachs & Co., Baird, William Blair & Company, Raymond James, Stifel Nicolaus Weisel, Wells Fargo Securities, Moelis & Company, SMBC Nikko, Ramirez & Co., Inc., The Williams Capital Group, L.P.
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 7/28/2011
Issuer Wesco Aircraft Holdings, Inc. (WAIR) IPO
Cusip 95081410
Shares 12,800
Offering Price $15.00
Spread $0.86
Cost $192,000
Dealer Executing Trade Barclays Bank PLC
% of Offering  purchased by firm 2.14%
Syndicate Members Barclays Capital, Morgan Stanley, BofA Merrill Lynch, J.P. Morgan, William Blair & Company, Credit Suisse, Deutsche Bank Securities, RBC Capital Markets, Baird, Citi, SMBC Nikko
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 7/29/2011
Issuer C&J Energy Services, Inc. (CJES) IPO
Cusip 12467B30
Shares 3,700
Offering Price $29.00
Spread $2.03
Cost $107,300
Dealer Executing Trade Goldman Sachs and Co
% of Offering  purchased by firm 1.11%
Syndicate Members Goldman, Sachs & Co, J.P. Morgan, Citi, Wells Fargo Securities, Simmons & Company International, Tudor, Pickering, Holt & Co.
Fund JPMorgan Insurance Trust Intrepid Mid Cap Portfolio
Trade Date 11/3/2011
Issuer Groupon, Inc. (GRPN) IPO
Cusip 39947310
Shares 3,600
Offering Price $20.00
Spread $1.20
Cost $72,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 0.14%
Syndicate Members Morgan Stanley, Goldman, Sachs & Co., Credit Suisse, Allen & Company LLC, BofA Merrill Lynch, Barclays Capital, Citigroup, Deutsche Bank Securities, J.P. Morgan, Wells Fargo Securities, William Blair & Company, Loop Capital Markets, RBC Capital Markets, The Williams Capital Group, L.P.
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 11/9/2011
Issuer Imperva, Inc. (IMPV) IPO
Cusip 45321L10
Shares 600
Offering Price $18.00
Spread $1.26
Cost $10,800
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 3.66%
Syndicate Members J.P. Morgan, Deutsche Bank Securities, RBC Capital Markets, Lazard Capital Markets, Pacific Crest Securities
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 11/10/2011
Issuer Ocwen Financial Corporation (OCN) Secondary
Cusip 67574630
Shares 21,100
Offering Price $13.00
Spread $0.65
Cost $274,300
Dealer Executing Trade Merrill Lynch & Co Inc.
% of Offering  purchased by firm 2.26%
Syndicate Members J.P. Morgan, BofA Merrill Lynch, Citigroup, Keefe, Bruyette & Woods
Fund JPMorgan Insurance Trust Intrepid Mid Cap Portfolio
Trade Date 11/16/2011
Issuer LinkedIn Corporation (LNKD)  Secondary
Cusip 53578A10
Shares 1,900
Offering Price $71.00
Spread $2.06
Cost $134,900
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 0.30%
Syndicate Members Morgan Stanley, BofA Merrill Lynch, J.P. Morgan, Allen & Company LLC, UBS Investment Bank
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 11/17/2011
Issuer Intermolecular, Inc. (IMI) IPO
Cusip 45882D10
Shares 8,200
Offering Price $10.00
Spread $0.70
Cost $82,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 3.01%
Syndicate Members Morgan Stanley, J.P. Morgan, Barclays Capital, Pacific Crest Securities,Needham & Company, LLC
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 11/17/2011
Issuer Manning & Napier, Inc. (MN) IPO
Cusip 56382Q10
Shares 3,500
Offering Price $12.00
Spread $0.63
Cost $42,000
Dealer Executing Trade Merrill Lynch & Co Inc.
% of Offering  purchased by firm 0.91%
Syndicate Members BofA Merrill Lynch, J.P. Morgan, Wells Fargo Securities, Stifel Nicolaus Weisel, Keefe, Bruyette & Woods, Sandler O'Neill + Partners, L.P., Needham & Company, LLC
Fund JPMorgan Insurance Trust Intrepid Mid Cap Portfolio
Trade Date 12/15/2011
Issuer Laredo Petroleum Holdings, Inc. (LPI) IPO
Cusip 51680610
Shares 2,600
Offering Price $17.00
Spread $0.98
Cost $44,200
Dealer Executing Trade Goldman Sachs and Co
% of Offering  purchased by firm 4.83%
Syndicate Members J.P. Morgan, Goldman, Sachs & Co., BofA Merrill Lynch, Wells Fargo Securities, Tudor, Pickering, Holt & Co., Societe Generale, Mitsubishi UFJ Securities, BMO Capital Markets, BNP Paribas, Scotia Capital, Capital One Southcoast, BOSC, Inc., BB&T Capital Markets, Comerica Securities, Howard Weil Incorporated
Fund JPMorgan Insurance Trust Mid Cap Growth Fund
Trade Date 12/15/2011
Issuer Laredo Petroleum Holdings, Inc. (LPI) IPO
Cusip 51680610
Shares 10,700
Offering Price $17.00
Spread $0.98
Cost $181,900
Dealer Executing Trade Goldman Sachs and Co
% of Offering  purchased by firm 4.83%
Syndicate Members J.P. Morgan, Goldman, Sachs & Co., BofA Merrill Lynch, Wells Fargo Securities, Tudor, Pickering, Holt & Co., Societe Generale, Mitsubishi UFJ Securities, BMO Capital Markets, BNP Paribas, Scotia Capital, Capital One Southcoast, BOSC, Inc., BB&T Capital Markets, Comerica Securities, Howard Weil Incorporated
Fund JPMorgan Insurance Trust Intrepid Growth Portfolio
Trade Date 12/15/2011
Issuer Zynga Inc. (ZNGA) IPO
Cusip 98986T10
Shares 4,100
Offering Price $10.00
Spread $0.33
Cost $41,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 4.04%
Syndicate Members Morgan Stanley, Goldman, Sachs & Co., BofA Merrill Lynch, Barclays Capital, J.P. Morgan, Allen & Company LLC,
Fund JPMorgan Insurance Trust Intrepid Mid Cap Portfolio
Trade Date 12/15/2011
Issuer Zynga Inc. (ZNGA) IPO
Cusip 98986T10
Shares 15,800
Offering Price $10.00
Spread $0.33
Cost $158,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 4.04%
Syndicate Members Morgan Stanley, Goldman, Sachs & Co., BofA Merrill Lynch, Barclays Capital, J.P. Morgan, Allen & Company LLC,
Fund JPMorgan Insurance Trust Mid Cap Growth Fund
Trade Date 12/15/2011
Issuer Zynga Inc. (ZNGA) IPO
Cusip 98986T10
Shares 27,800
Offering Price $10.00
Spread $0.33
Cost $278,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 4.04%
Syndicate Members Morgan Stanley, Goldman, Sachs & Co., BofA Merrill Lynch, Barclays Capital, J.P. Morgan, Allen & Company LLC,
Fund JPMorgan Insurance Trust U.S. Equity Portfolio
Trade Date 12/15/2011
Issuer Zynga Inc. (ZNGA) IPO
Cusip 98986T10
Shares 4,900
Offering Price $10.00
Spread $0.33
Cost $49,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 4.04%
Syndicate Members Morgan Stanley, Goldman, Sachs & Co., BofA Merrill Lynch, Barclays Capital, J.P. Morgan, Allen & Company LLC,
Fund JPMorgan Insurance Trust Intrepid Mid Cap Portfolio
Trade Date 12/15/2011
Issuer Michael Kors Holdings Limited (KORS) IPO
Cusip G6075410
Shares 7,800
Offering Price $20.00
Spread $1.00
Cost $156,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.84%
Syndicate Members Morgan Stanley, J.P. Morgan, Goldman, Sachs & Co., Baird, Jefferies, Nomura, Piper Jaffray
Fund JPMorgan Insurance Trust Mid Cap Growth Fund
Trade Date 12/15/2011
Issuer Michael Kors Holdings Limited (KORS) IPO
Cusip G6075410
Shares 12,900
Offering Price $20.00
Spread $1.00
Cost $258,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.84%
Syndicate Members Morgan Stanley, J.P. Morgan, Goldman, Sachs & Co., Baird, Jefferies, Nomura, Piper Jaffray

Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 9/6/2011
Issuer Lockheed Martin Corp (LMT 2.125% September 15, 2016)
CUSIP 539830AX
Bonds 33,000
Offering Price $99.924
Spread 0.35%
Cost $32,975
Dealer Executing Trade Citigroup Global Markets
% of Offering 2.29%
Syndicate Citigroup Global Markets, JPMorgan, Bank America Merrill Lynch, Morgan Stanley Wells Fargo Securities, ANZ Securities, Credit Agricole Securities, Goldman Sachs, Lloyds Securities, Mitsubishi UFJ Securities, Mizuho Securities, RBC Capital, SMBC Niikko Capital, UBS Securities, US Bancorp
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 9/6/2011
Issuer Lockheed Martin Corp (LMT 4.85% September 15, 2041)
CUSIP 539830AZ
Bonds 30,000
Offering Price $99.279
Spread 0.88%
Cost $29,784
Dealer Executing Trade Citigroup Global Markets
% of Offering 2.51%
Syndicate Citigroup Global Markets, JPMorgan, Bank America Merrill Lynch, Morgan Stanley Wells Fargo Securities, ANZ Securities, Credit Agricole Securities, Goldman Sachs, Lloyds Securities, Mitsubishi UFJ Securities, Mizuho Securities, RBC Capital, SMBC Niikko Capital, UBS Securities, US Bancorp
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 9/7/2011
Issuer France Telecom (FRTEL 2.75% September 14, 2016)
CUSIP 35177PAV
Bonds 35,000
Offering Price $99.468
Spread 0.35%
Cost $34,814
Dealer Executing Trade BofA Merrill Lynch
% of Offering 0.64%
Syndicate Citigroup Global Markets, JPMorgan, Bank America Merrill Lynch
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 9/8/2011
Issuer Fluor Corporation (FLR 3.375% September 15, 2021)
CUSIP 343412AB
Bonds 44,000
Offering Price $99.119
Spread 0.65%
Cost $43,612
Dealer Executing Trade BofA Merrill Lynch
% of Offering 1.81%
Syndicate BNP Paribas, BankAmerica Merrill Lynch, Credit Suisse, UBS Securities, ANZ Securities, Banca IMI, Barclays Capital, Citigroup Global Markets, Credit Agricole, ING Financial Markets, JPMorgan, Llyold Securities, Mitsubishi UFJ Securities, Santander Investements, Scotia Capital, Standard Chartered, Wells Fargo
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 9/28/2011
Issuer Thomson Reuters Corporation (TRICN 3.95% September 30, 2021)
CUSIP 884903BK
Bonds 84,000
Offering Price $99.576
Spread 0.45%
Cost $83,644
Dealer Executing Trade Deutsche Bank Securities
% of Offering 8.96%
Syndicate Barclays capital, Deutsche bank, JPMorgan, RBS Securities, BMO Capital, Citigroup Global Markets, Goldman Sahs, HSBC Securities, Bank America Merrill Lynch, Morgan Stanley, RBC Capital, Standard Chartered Bank, TD Securities, UBS Securities
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 10/5/2011
Issuer BAE Systems Plc (BALN 5.80% October 11, 2041 144A)
CUSIP 05523RAC
Bonds 51,000
Offering Price $99.479
Spread 0.88%
Cost $50,734
Dealer Executing Trade Morgan Stanley and Company
% of Offering 2.05%
Syndicate Cerdit Suisse, Deutsche Bank, Goldman Sachs, JPMorgan, Morgan Stanley
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 10/5/2011
Issuer John Deere Capital Corporation (DE 3.15% October 15, 2021)
CUSIP 24422ERH
Bonds 42,000
Offering Price $99.549
Spread 0.48%
Cost $41,811
Dealer Executing Trade BofA Merrill Lynch
% of Offering 3.20%
Syndicate Bank America Merrill Lynch, Citigroup Global Markets, JPMorgan, BBVA Securities, BNP Paribas, Morgan Stanley
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 11/7/2011
Issuer Amgen Inc. (AMGN 5.15% November 15, 2041)
CUSIP 031162BK
Bonds 100,000
Offering Price $99.168
Spread 0.88%
Cost $99,168
Dealer Executing Trade Morgan Stanley and Company
% of Offering 1.02%
Syndicate Bank America Merrill Lynch, Citigroup Global Markets, JPMorgan, Morgan Stanley
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 11/30/2011
Issuer Transocean Inc (RIG 7.35% December 15,  2041)
CUSIP 893830AZ
Bonds 14,000
Offering Price $99.996
Spread 0.88%
Cost $13,999
Dealer Executing Trade Credit Suisse Securities
% of Offering 4.14%
Syndicate Barclays capital, Citigroup Global Markets, Credit Suisse, JPMorgan, Mitsubishi UFJ Securities, Wells Fargo, Credit Agricole, DNB Nor Markets, Goldman Sachs, Standard Chartered Bank
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 11/30/2011
Issuer Transocean Inc (RIG 6.375% December 15, 2021)
CUSIP 893830BB
Bonds 18,000
Offering Price $99.946
Spread 0.65%
Cost $17,990
Dealer Executing Trade Barclays Capital Inc.
% of Offering 1.57%
Syndicate Barclays capital, Citigroup Global Markets, Credit Suisse, JPMorgan, Mitsubishi UFJ Securities, Wells Fargo, Credit Agricole, DNB Nor Markets, Goldman Sachs, Standard Chartered Bank